RECIPIENT CONTRACT

This Contract is entered into by and between the company named as RECIPIENT on Exhibit A of this Contract and Human Resource Novations, Inc. (HRN), a Washington corporation and professional employer organization.

ARTICLE 1 - TERM

The term of this Contract shall begin on the effective date shown on Exhibit A and continue until notice of termination is given by either party. Upon termination, HRN will immediately notify its employees assigned to RECIPIENT of the fact of termination of this Contract. In the event of such a termination, HRN specifically reserves the right to terminate the employment of its employees. HRN will also notify all appropriate governmental and regulatory bodies of the fact of termination of this Contract. Termination of this Contract shall not affect the continuation of the obligations of either party incurred during the term of the Contract.

ARTICLE II - SERVICES

A. HRN will provide its employees to RECIPIENT for the job function positions shown on Exhibit B and other related services as may be agreed upon in writing by RECIPIENT and HRN. As used herein, the term "Personnel" refers to those employees of HRN provided to RECIPIENT from time to time. The initial Personnel to be provided to RECIPIENT by HRN are listed on Exhibit B. HRN shall designate, with the consent of RECIPIENT, which consent shall not be unreasonably withheld, one or more on-site supervisor(s) from among the Personnel. The designated supervisor(s) listed on Exhibit B shall direct operational and administrative matters relating to services provided by the Personnel and will assist HRN in carrying out policies and procedures relating to HRN services.

B. HRN agrees to provide the employee Personnel with salaries and wages, and employee benefits as shown on Exhibit C. (Employee benefits are subject to the eligibility requirements noted on Exhibit C.) The employee benefit package is based upon RECIPIENT's disclosure to HRN of all current benefits plans established at RECIPIENT'S facilities. RECIPIENT acknowledges that changes in employee markets, plan benefits, cost and availability, laws, and exigencies may require or cause a change in the benefits package offered by HRN, and RECIPIENT specifically authorizes HRN to effect any such change upon reasonable notice to RECIPIENT.

ARTICLE III - SERVICE FEE AND PAYMENT

A. RECIPIENT will pay to HRN a Service Fee equal to the gross Personnel earnings plus Federal and State payroll taxes, employee benefit programs charges and the Administrative Fee as shown on Exhibit D. Gross Personnel earnings include salary, hourly and other forms of payments for Personnel services, periods of paid vacation, sick leave and holidays, leave with pay, accrued vacation paid and overtime payments. The Service Fee will be adjusted upon the effective date of an increase or decrease in Personnel wages, Federal and State payroll taxes, or employee benefit program charges. HRN will provide RECIPIENT written notice thirty (30) days before the effective date of any other increase in Service Fees. The Service Fee is payable two days prior to each pay day.

B. RECIPIENT will pay to HRN the agreed upon fees for additional services RECIPIENT requests as included in Exhibit B within ten (10) days after the receipt of HRN's invoice.

C. RECIPIENT recognizes that the failure to make payments when due will result in additional expense to HRN. RECIPIENT therefore agrees to reimburse HRN on demand for all such expenses incurred by HRN and proximately caused by such failure. Any unpaid balance will also be subject to a periodic charge of one and one half percent (1.5%) per calendar month until paid. HRN reserves the right to suspend the services to RECIPIENT until full payment has been made of any amount past due.

D. The undersigned Guarantor(s) know that HRN would not perform the services described in Article II of this Contract for RECIPIENT unless the undersigned Guarantor(s) guarantee RECIPIENT performance. Therefore, the undersigned Guarantor(s) hereby personally guarantees the full performance by RECIPIENT of all its obligations under this Contract with HRN. This guarantee is absolute and without any condition. The above notwithstanding, the maximum amount guarantied by Guarantor is limited to the amount of the Service Fee due for two (2) pay periods, as such Service Fee may change from time to time due to changes in wages, salaries, benefit plan costs, payroll taxes and the Administrative Fee. This guarantee includes, but is not limited to, the payment of fees, attorneys' fees and other related costs. The responsibility of Guarantor(s) shall not be affected by any settlement, extension, variation of the terms of the Contract, or by the discharge or release of the obligations of RECIPIENT by operation of law or otherwise.

ARTICLE IV - DUTIES AND RIGHTS OF HRN

A. HRN agrees to provide the following services to RECIPIENT, but only with respect to the Personnel:

- Payment of wages as reported by RECIPIENT.
- Collection, reporting and payment of all applicable Federal, State and local taxes, impositions and other charges required to be withheld from the wages and salaries of any of the Personnel or required to be paid to any governmental agency by the employer as a result of the payment of such salaries and wages.
- Prudent administration of HRN's employee benefit plans.
- Completion, reporting and maintenance of payroll and benefit records, with the exception of actual hours worked which shall be maintained by the RECIPIENT.

B. After consultation with RECIPIENT, HRN has the right to direct, discipline and terminate its employees assigned to RECIPIENT.

C. HRN will cooperate with RECIPIENT on other matters related to employee services including hiring, benefit management, salary administration, promotion, and discipline and termination.

D. HRN will maintain and apply policies and procedures designed to assist RECIPIENT in human resource management in RECIPIENT'S business.

ARTICLE V - DUTIES AND RIGHTS OF RECIPIENT

A. RECIPIENT will be responsible for supervising the quality and acceptability of the work performed by the Personnel. RECIPIENT agrees to follow the human resource guidelines outlined in HRN's Administrative Manual and Supervisor's Resource Book, copies of which have been provided to RECIPIENT. RECIPIENT will verify skills and references to determine employment eligibility of all employees. RECIPIENT will grant HRN reasonable access to its employees at RECIPIENT's work-site(s) for such

purposes as employee benefit enrollment, safety training and other employment related purposes.

B. RECIPIENT has the right to request the removal of Personnel for good cause and with reasonable notice.

C. RECIPIENT will cooperate with HRN on other matters related to employee services including hiring, benefit management, salary administration, promotion, and discipline and termination.

D. RECIPIENT agrees to maintain records of actual hours worked, report such hours worked to HRN and verify the accuracy of wages and salaries reported to and paid by HRN each pay period.

E. RECIPIENT will provide to HRN written descriptions of its current employee benefit programs. Such policies will comply with all Federal, State and local governmental laws and regulations. Upon the termination of this Contract, RECIPIENT will either pay HRN for or assume any accrued benefits due any Personnel but not required to be funded by HRN under the terms of this Contract. This will include, among other things, accrued vacation time. Obligations for benefits which HRN is required to fund shall be prorated as of the date of Termination of this Contract, except for benefits paid monthly in advance by and not reimbursable to HRN (such as health insurance premiums), for which RECIPIENT shall be responsible through the end of the month in question.

F. RECIPIENT shall furnish and keep in full force and effect at all times during the term of this Contract workers' compensation insurance covering all Personnel required to be covered under state law.

G. RECIPIENT agrees to comply, at its expense, with all occupational safety, health and work laws, regulations, directives, and rules required by Federal and State authorities and with all reasonable requests from HRN in connection with same. RECIPIENT will ensure compliance with safe work practices and use of protective equipment imposed by controlling Federal, State and local governments or reasonable requested by HRN. RECIPIENT will immediately report all accidents and incidents involving employees to HRN.

H. If employees are required, in the course of their duties, to deal with confidential information, cash, high value items, RECIPIENT will institute procedures to safeguard such items. It shall be the sole responsibility of RECIPIENT and not HRN to protect such valuables.

I. If employees are required to be licensed or to act under the supervision of a licensed person or entity, RECIPIENT shall be solely responsible for verifying such licensure or providing such required supervision.

J. RECIPIENT may provide benefits to Personnel to the extent those benefits do not duplicate or otherwise conflict with the benefits provided by HRN. Except for those employee benefits noted in Exhibit C, RECIPIENT shall have sole responsibility for the administration and payment of any such benefit programs. In the event such benefit programs involve payroll deductions, HRN'S sole responsibility shall be to make such deductions according to RECIPIENT's instructions and remit to RECIPIENT or other party designated by RECIPIENT and HRN's sole liability shall be the amount of such payroll deductions not remitted.

K. RECIPIENT agrees to forward any legal requests for employee garnishments to HRN immediately upon receipt.

L. RECIPIENT shall furnish and keep in full force and effect at all times during the term of this Contract general liability insurance (including non-owned auto insurance). In the event a HRN employee is assigned to fill a job function requiring said employee to operate a company owned vehicle for RECIPIENT, RECIPIENT shall also furnish auto liability insurance. The policy shall insure against

public liability for bodily injury and property with a minimum combined single limit of five hundred thousand dollars ($500,000.00) and uninsured motorist insurance with a minimum combined single limit of one hundred thousand dollars ($100,000.00). RECIPIENT shall name HRN as an additional insured under such insurance policies. RECIPIENT shall notify HRN immediately if such policies are terminated.

ARTICLE VI - DOCUMENTS INCORPORATED

The following documents are by this reference incorporated into and made a part of this Contract:

Exhibit A - RECIPIENT Information
Exhibit B - Initial Personnel
Exhibit C - Employee Benefit Plans
Exhibit D - Service Fee
Exhibit E - General Terms and Conditions

ARTICLE VII - NOTICE

Any notices to be given by each party to the other pursuant to this Contract shall be delivered in person, telecopied, or deposited in the United States mail, postage prepaid, by certified or registered mail, return receipt requested and addressed as follows:

TO: HUMAN RESOURCE NOVATIONS, INC.
700 112th Avenue N.E.
Suite 203
Bellevue, Washington 98004
Telephone: (425) 451-9410
Fax Number: (425) 451-3055

TO: VIVID CONCEPTS, INC.
1835 Terminal Drive
Richland, WA 99352
Telephone (509) 946-2300
Fax Number (509) 946-6316

Notices shall be deemed to have been given and delivered (a) upon receipt if hand delivered or telecopied or, (b) if mailed, three (3) days after being properly mailed. Written confirmation from the sender's facsimile transmission equipment that the facsimile transmission has been successfully completed to the recipient's correct facsimile telephone number shall be conclusive evidence of receipt of a telecopied notice; the postmark affixed by the United States Post Office shall be conclusive evidence of the date of mailing. Any party, by written notice to the other(s) as above described, may alter the address or telecopier telephone number for receipt by it and its agents of written notices hereunder.

Dated as of the 21 day of APRIL, 1999.

Vivid Concepts, Inc.
~~TECHNICAL RESOURCES INTERNATIONAL, INC.~~

By [signature] Chief Financial Officer
Signature Title

Robert M Blodgett
Name (Print or Type)

4/21/99
Date

[signature]
Guarantor Signature

Gary D. Bouchey
Name (Print or Type)

4/21/99
Date

HUMAN RESOURCE NOVATIONS, INC.

By [signature]
Signature

DREW THORESEN
Name (Type or Print)

4-8-99
Date

RECIPIENT CONTRACT

EXHIBIT A

RECIPIENT INFORMATION

This Contract shall be effective April 1, 1999 (Employee Benefits effective May 1, 1999).

RECIPIENT is a Corporation whose headquarters or principal place of business is located at:

VIVID CONCEPTS, INC.
1835 Terminal Drive
Richland, WA 99352
Telephone (509) 946-2300
Fax Number (509) 946-6316

RECIPIENT was incorporated on 3/1/95 in the State of Washington.

RECIPIENT operates the following lines of business:

RECIPIENT CONTRACT

EXHIBIT B

INITIAL PERSONNEL

NAME	POSITION	PAY PERIOD SALARY/HOURLY RATE

Current Payroll Listing to be supplied

RECIPIENT CONTRACT

EXHIBIT C

EMPLOYEE BENEFIT PLANS

1. Medical/Vision
2. Dental
3. Life Insurance & Accidental Death & Dismemberment (base and voluntary supplemental coverage)
4. Long-term disability
5. Employee Assistance Program
6. Section 125 Flexible Benefits Plan
7. Seattle Telco Credit Union

EMPLOYEE ELIGIBILITY:

1. Employees must be scheduled to work at least 32 hours per week.
2. New employees will be eligible for the above benefits the first of the month following 30 consecutive days of employment.

RECIPIENT CONTRACT

EXHIBIT D

SERVICE FEE

SERVICE FEE EACH PAY PERIOD (Due two days prior to each pay day):

Gross Employee Earnings
Federal/State Payroll Taxes
Employee Benefit Program Charges
RECIPIENT payroll deductions (401(k); donation, etc.)
Administrative Fee – 2.5% of Gross Payroll.
Other Charges:

- $10.00/month each Child Care or Medical Reimbursement Account
- Handbook – Binding and duplicating cost
- Recruiting beyond 3 positions per year - $65.00 to $150.00 per hour

ENROLLMENT FEES:

Waived

ADDITIONAL SERVICES:

None

SECURITY DEPOSIT:

None

RECIPIENT CONTRACT

EXHIBIT E

GENERAL TERMS AND CONDITIONS

A. AGREEMENT

This Contract represents and incorporates the entire understanding of the parties hereto concerning the duties and rights of each party and each party acknowledges that there are no warranties, representations and covenants or understandings of any kind, manner or description whatsoever by ether party to the other except as expressly set forth and herein above written. Except for mutually agreed to alterations in employee positions shown on Exhibit B, this Contract may not be altered or amended except by written agreement of the parties.

B. CONTROLLING LAW

This Contract shall be governed by, subject to and construed in accordance with the laws of the State of Washington. Exclusive jurisdiction and venue of any action arising under this Contract shall be in King County, Washington.

C. FORCE MAJEURE

Neither party shall be considered in default in the performance of its obligations hereunder to the extent that the performance of such obligation is prevented or delayed by any cause, existing or future, which is beyond the reasonable control of the affected party, provided however, that any obligation to make payment hereunder shall not be extended for any reason.

D. TERMINATION AFTER BREACH

Any other provision of this Contract notwithstanding, if either party shall default in the observance or in the due and timely performance of any of its material obligations under this Contract, and such default shall remain uncured five (5) days after receipt by the defaulting party of notice of the default from the non-defaulting party, the non-defaulting party may immediately terminate this Contract without prejudice to its rights and remedies available under law.

E. ASSIGNMENT

Neither party may transfer or assign this Contract without the written consent of the other.

F. INDEMNITY

Both parties to this Contract agree to release, defend, indemnify and hold each other harmless from any and all wrongful and negligent acts which they may respectively commit, or any failure or omission to act in performance of their respective duties during the term of this Contract. For purposes of this indemnification clause, the traditional tests of direction and control shall determine on whose behalf any employee or other person was acting.

G. CONFIDENTIALITY

HRN agrees that they will not divulge to third parties, without the written consent of RECIPIENT, any information which relates to the technical or business activities of the RECIPIENT obtained from or through the RECIPIENT in connection with the performance of this Contract unless (1) the information is known to HRN prior to obtaining the same from the RECIPIENT, (2) the information is, at the time of disclosure by HRN, then in the public domain, or (3) the information is obtained by HRN from a third party who did not receive the same, directly or indirectly, from the RECIPIENT and has no obligation of nondisclosure with respect thereto. HRN further agrees that it will not, without prior written consent of the RECIPIENT, disclose to any third party any information developed or obtained by HRN in the performance of this Contract except to the extent that such information falls

within one of the categories described in (1), (2), or (3), above.

H. WAIVER

The failure of either party to exercise any right hereunder or to take any action permitted on a breach by the other party shall not be deemed a waiver of such right or of any other rights or subsequent breach of a like or different nature.

I. ENFORCEABILITY

In the event that any provision contained in this Contract is held unenforceable by a court of competent jurisdiction, the remaining provisions shall continue. In the event that a portion of any provision is held unenforceable, the remaining portion of such provision shall nevertheless be carried into effect.

J. ARBITRATION

Any controversy or claim arising out of, or relating to, this Contract, the breach thereof, or the coverage of this arbitration provision shall be settled by arbitration which shall be conducted in Bellevue or Seattle, Washington, in accordance with the Commercial Arbitration Rules of the American Arbitration Association as such rules shall be in effect on the date of delivery of demand for arbitration. The arbitration of such issues, including the determination of the amount of any damages suffered by either party hereto by reason of the acts or omissions of the other, shall be to the exclusion of any court of law except for enforcement of an arbitral award.

If the parties cannot agree on the selection of an arbitrator, then each party shall select one arbitrator. Each party's arbitrator shall select a third arbitrator who shall be solely responsible for arbitrating the controversy or claim. If each party's arbitrator cannot agree on the selection of an arbitrator, then the Washington Arbitration and Mediation Service shall assign an arbitrator. The decision of the arbitrator(s) or a majority of them shall be final and binding on both parties and their respective successors and assigns. Each party shall pay the fees of its own attorneys, and the expenses of its witnesses and all other expenses connected with the presentation of its case.

The costs of the arbitration, including the cost of the record or transcripts thereof, if any, administrative fees, fees of the arbitrator(s), and all other fees and costs shall be borne as determined by the arbitrator(s).